EXHIBIT 10.26
                            THE SERVICEMASTER COMPANY

                       STOCK APPRECIATION RIGHT AGREEMENT

                              ______________, 2004

                  The ServiceMaster Company (the "Company") hereby grants to the Holder as of __________________, 2004 (the "Grant Date"), pursuant to the provisions of the ServiceMaster 2003 Equity Incentive Plan, (the "Plan") a free-standing stock appreciation right ("SAR") with respect to the number of shares of its common stock, $0.01 par value ("Stock") specified in the Term Sheet at the Base Price per SAR upon and subject to the terms and conditions set forth below and in the Term Sheet. References to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. Capitalized terms not defined herein shall have the meanings specified in the Term Sheet or the Plan.

     1. SAR Subject to Acceptance  of Agreement.  The SAR shall be null and void
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unless the Holder  shall  accept this  Agreement  by  executing  one copy of the related Term Sheet and returning an original execution copy to the Company.

     2. Time and Manner of Exercise of SAR.
        -----------------------------------

     2.1. Maximum Term of SAR. In no event may the SAR be exercised, in whole or
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in part, after the Expiration Date.

     2.2.  Exercise of SAR. (a) Except as otherwise  provided by Section  2.2(b)
           ---------------
and by Section 5.8 of the Plan, the SAR shall become exercisable in accordance with the Exercise Schedule set forth in the Term Sheet.

     (b) If the Holder's employment with the Company terminates by reason of Disability or death, the SAR shall be immediately exercisable with respect to all of the shares of Stock subject to the SAR on the effective date of the Holder's termination of employment or date of death and may thereafter be exercised by the Holder or the Holder's Legal Representative or Permitted Transferees, as the case may be, until and including the earliest to occur of
(i) the date which is two years after the effective date of the Holder's termination of employment or date of death and (ii) the Expiration Date.

     (c) If the Holder's employment with the Company terminates after a minimum of fifteen years of employment (fifteen years need not be consecutive) with the Company or a combined age and years of service totaling 65 ("Retirement"), the SAR shall continue in accordance with its terms and, to the extent the SAR shall be or become exercisable with respect to the shares of Stock subject to the SAR, may thereafter be exercised by the Holder or the Holder's Legal Representative until the Expiration Date.

     (d) If the Holder's employment with the Company terminates for any reason other than Disability, death or Retirement, the SAR shall be exercisable only to the extent it is exercisable on the effective date of the Holder's termination of employment and may thereafter be exercised by the Holder or the Holder's Legal Representative until and including the earliest


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to occur of (i) the date
which is six months after the effective date of the Holder's termination of employment and (ii) the Expiration Date; provided that if the Holder's employment is terminated for Gross Misconduct, the SAR shall terminate automatically on the effective date of the Holder's termination of employment. Gross Misconduct means the commission of any act of fraud, embezzlement or dishonesty by the Holder, any unauthorized use or disclosure by the Holder of confidential information or trade secrets of the Company or any Subsidiary, or any other intentional misconduct by the Holder adversely affecting the business or affairs of the Company or any Subsidiary in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or any Subsidiary may consider as grounds for the dismissal or discharge of the Holder or any other individual in the employment of the Company or any Subsidiary.

     (e) If the Holder dies during the post-employment exercise period pursuant to Section 2.2(b) following termination of employment by reason of Disability, the SAR shall be exercisable only to the extent it is exercisable on the date of death, and may thereafter be exercised by the Holder's Legal Representative or Permitted Transferees, as the case may be, until the earlier to occur of (i) two years after the effective date of the Holder's termination of employment and
(ii) the Expiration Date.

     (f) If the Holder dies following termination of employment by reason of Retirement and prior to the Expiration Date, the SAR shall be exercisable only to the extent it is exercisable on the date of death, and may thereafter be exercised by the Holder's Legal Representative or Permitted Transferees, as the case may be, until the earliest to occur of (i) two years after the date of death and (ii) the Expiration Date.

     (g) If the Holder dies during post-employment exercise period determined pursuant to Section 2.2(d) following termination of employment for any reason other than Disability, Retirement or Gross Misconduct, the SAR shall be exercisable only to the extent it is exercisable on the date of death, and may thereafter be exercised by the Holder's Legal Representative or Permitted Transferees, as the case may be, until the earliest to occur of (i) six months after the effective date of the Holder's termination of employment and (ii) the Expiration Date.

     2.3.  Method of  Exercise.  Subject  to the  limitations  set forth in this
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Agreement,  the SAR may be exercised by the Holder (1) by giving  written notice to the Company specifying the whole number of vested and exercisable shares of Stock with respect to which the SAR is being exercised and (2) by executing such documents as the Company may reasonably request.

     2.4 Delivery of Certificates  Representing Stock. Upon exercise of the SAR,
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in whole or in part,  the  Company  shall (1) provide  for the  registration  in book-entry form in the Holder's name or (2) deliver to the Holder a stock certificate representing a whole number of shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the Base Price, multiplied by the number of shares of Stock as to which the SAR is being exercised. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as set otherwise provided in Section 3.2.

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

     2.5. Termination of SAR and Forfeiture of SAR Gain. (a) Notwithstanding the
          ---------------------------------------------
Term Sheet or any provision of this Agreement, if at any time prior to the date that is one year after the date of exercise of all or any portion of the SAR, the Holder:

                  (1) directly or indirectly (whether as owner, stockholder, director, officer, employee, principal, agent, consultant, independent contractor, partner or otherwise), in North America or any other geographic area in which the Company is then conducting business, owns, manages, operates, controls, participates in, performs services for, or otherwise carries on, a business similar to or competitive with the business conducted by the Company or any Subsidiary; or

                  (2) directly or indirectly attempts to induce any employee of the Company to terminate or abandon his or her employment for any purpose whatsoever or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or

                  (3) directly or indirectly engages in any activity which is contrary, inimical or harmful to the interests of the Company, including but not limited to (i) violations of Company policies (ii) disclosure or misuse of any confidential information or trade secrets of the Company or a Subsidiary (iii) participation in any activity not approved by the Committee which could reasonably be foreseen as contributing to or resulting in a Change in Control of the Company and
         (iv) conduct related to employment for which either criminal or civil penalties may be sought;

then the SAR shall terminate automatically on the date the Holder engages in such activity and the Holder shall pay the Company, within five business days of receipt by the Holder of a written demand therefor, an amount in cash determined by multiplying the number of shares of Stock as to which the SAR was exercised within the one-year period described above by the difference between (i) the Fair Market Value of a share of Stock on the date of such exercise and (ii) the Base Price per SAR (without reduction for any shares of Stock withheld by the Company pursuant to Section 3.2).

                  (b) The Holder may be released from the Holder's obligations under Section 2.5(a) only if and to the extent the Committee determines in its sole discretion that such a release is in the best interests of the Company.

                  (c) The Holder agrees that by executing this Agreement the Holder authorizes the Company and its Subsidiaries to deduct any amount or amounts owed by the Holder pursuant to Section 2.5(a) from any amounts payable by the Company or any Subsidiary to the Holder, including, without limitation, any amount payable to the Holder as salary, wages, vacation pay or bonus. This right of setoff shall not be an exclusive remedy and the Company's or a Subsidiary's election not to exercise this right of setoff with respect to any amount payable to the Holder shall not constitute a waiver of this right of setoff with respect to any other amount payable to the Holder or any other remedy.

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

     3. Additional Terms and Conditions of SAR.
        --------------------------------------

     3.1.  Nontransferability  of SAR.  The SAR  may not be  transferred  by the
           --------------------------
Holder other than (i) by will or the laws of descent and distribution or (ii) pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Holder's lifetime the SAR is exercisable only by the Holder or the Holder's Legal Representative. Except to the extent permitted by the foregoing, the SAR may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the SAR, the SAR and all rights hereunder shall immediately become null and void.

     3.2.  Withholding Taxes. As a condition  precedent to the delivery of Stock
           -----------------
upon exercise of the SAR, the Company shall withhold whole shares of Stock which would otherwise be delivered to the Holder upon exercise of the SAR having an aggregate Fair Market Value, determined as of the date the obligation to withhold taxes first arises in connection with the SAR, equal to all applicable federal, state, local or other laws and regulations ("Required Tax Payments"). No registration in book-entry form of a share of Stock shall be made and no certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

     3.3.  Adjustment.  In  the  event  of  any  stock  split,  stock  dividend,
           ----------
recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities subject to the SAR and the Base Price per SAR shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate Base Price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     3.4.  Compliance  with  Applicable Law. The SAR is subject to the condition
           --------------------------------
that if the listing, registration or qualification of the shares subject to the SAR upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the SAR may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

     3.5. SAR Confers No Rights as Shareholder. The SAR shall not be entitled to
          ------------------------------------
any privileges of ownership with respect to shares of Stock subject to the SAR unless and until purchased and delivered upon the exercise of the SAR, in whole or in part, and the Holder becomes a shareholder of record with respect to such delivered shares; and the Holder shall not be considered a shareholder of the Company with respect to any such shares not so purchased and delivered.


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

     3.6. SAR Confers No Rights to Continued  Employment.  In no event shall the
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granting  of the SAR or its  acceptance  by the Holder give or be deemed to give the Holder any right to continued employment by or service with the Company or any affiliate of the Company.

     3.7.  Decisions  of Board or a  Committee  of the  Board.  The Board or the
           --------------------------------------------------
Committee shall have the right to resolve all questions which may arise in connection with the SAR or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

     3.8. Company to Reserve Shares. The Company shall at all times prior to the
          -------------------------
expiration or termination of the SAR reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the SAR from time to time.

     3.9.  Agreement  Subject  to the Plan.  This  Agreement  is  subject to the
           -------------------------------
provisions of the Plan, and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan.

     4. Miscellaneous Provisions.
        ------------------------

     4.1.  Meaning of Certain Terms. (a) As used herein,  the term  "Disability"
           ------------------------
shall mean Holder's absence from Holder's duties with the Company or its affiliated companies on a full-time basis for at least 180 consecutive days as a result of Holder's incapacity due to physical or mental illness.

                  (b) As used herein, employment by the Company shall include employment by a corporation which is a "subsidiary corporation" of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

                  (c) As used herein, the term "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person and the term "Permitted Transferee" shall include any transferee (i) pursuant to a transfer permitted under Section 5.6 of the Plan and Section 3.1 hereof or (ii) designated pursuant to beneficiary designation procedures approved by the Company.

     4.2.  Modification,  Waiver and  Invalidity.  The  parties  may modify this
           -------------------------------------
Agreement only by written instrument signed by each of the parties hereto. Failure by either party to enforce a provision of this Agreement shall not constitute a waiver of that or any provision of this Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     4.3.  Successors.  This  Agreement  shall be binding  upon and inure to the
           ----------
benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

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

     4.4. Notices. All notices, requests or other communications provided for in
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this Agreement shall be made, if to the Company,  to the Corporate  Secretary at
The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, IL 60515, and if to the Holder, to the address of the Holder contained in the Company's records. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto, (d) by express courier service or (e) electronic mail delivery system. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, upon receipt by the party entitled thereto if by United States mail, express courier service or return receipt of electronic mail delivery system; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     4.5. Governing Law. This Agreement, the SAR and all determinations made and
          -------------
actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of law.



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